2



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report:  May 25, 2005
                        (Date of Earliest Event Reported)


                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)



               North Carolina             1-5955       56-0896180
          (State or other jurisdiction   (Commission   (I.R.S. Employer
          of incorporation)              File Number   Identification No.)


           100 North Greene Street, Greensboro, North Carolina  27401
           (Address of principal executive offices)         (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
  CFR 204.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
  Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment
          Of Principal Officers.

The Board of Directors elected Gary C. Kelly a Director of Jefferson-Pilot Corporation effective May 25, 2005. Mr. Kelly is Vice Chairman and Chief Executive Officer of Southwest Airlines Co.

The Board has appointed Mr. Kelly a member of the Audit Committee of the Board.

This   Form   8-K   is   also   being   posted   on   JP's   corporate   website
www.jpfinancial.com.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JEFFERSON-PILOT CORPORATION


                                   By:    /s/  Robert A. Reed_______________
                                   Name:     Robert A. Reed
                                   Title:    Vice President



Dated:  May 25, 2004